SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

THE MILLS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	1 – 12994	52-1802283
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or	Number)	Identification No.)
organization)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)

Not Applicable

Item 5. Other Events

     The Mills Corporation (the “Company”) is re-issuing in an updated format Item 6, Item 7, and Item 8 as set forth in its Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2003 to reflect the disposition of 27 single tenant properties (“Net Lease Properties”) as discontinued operations and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 145, “Rescission of Financial Accounting Standards Board (“FASB”) No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections”.

     SFAS No. 144 addresses the financial accounting and reporting for the impairment or disposal of long-lived assets and extends the reporting requirements of discontinued operations to include components of an entity that have either been disposed of or are classified as held for sale. In March 2003, the Company completed an exchange transaction wherein it exchanged 27 of its 46 Net Lease Properties for an aggregate sales price of $58.7 million, net of transaction costs in conjunction with the Company’s acquisition of Forest Fair Mall located in Cincinnati, Ohio. Under the provisions of SFAS No. 144, the reclassification as discontinued operations required by SFAS No. 144 following the transfer of properties into real estate held for disposition is required for previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K. The properties included in the exchange transaction noted above have been reclassified as discontinued operations for each of the three years ended December 31, 2002, 2001 and 2000.

     SFAS No. 145 rescinded FASB Statement No. 4, “Reporting Gains and Losses from Extinguishment of Debt,” and an amendment of that Statement, FASB Statement No. 64, “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements.” It also rescinds FASB Statement No. 44, “Accounting for Intangible Assets or Motor Carriers,” amended FASB Statement No. 13, “Accounting for Leases” and amended other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. A portion of SFAS No. 145 addresses the reclassification of extraordinary losses from extinguishment of debt to ordinary income. The adoption of SFAS No. 145 resulted in the Company reclassifying prior year extraordinary losses from extinguishment of debt so that they are reflected as part of ordinary income.

     These reclassifications have no effect on the Company’s reported income available to common stockholders.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Name

12.1	Revised Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23.1	Consent of Independent Auditors.

99.1	Revised Item 6 of the Annual Report on Form 10-K for the year ended December 31, 2002

99.2	Revised Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2002

99.3	Revised Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2003	THE MILLS CORPORATION

By: /s/ MARY JANE MORROW Mary Jane Morrow Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Document

12.1	Revised Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23.1	Consent of Independent Auditors.
99.1	Revised Item 6 of the Annual Report on Form 10-K for the year ended December 31, 2002
99.2	Revised Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2002
99.3	Revised Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2002

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